SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2008
(Date of Earliest Event Reported)

American Dairy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-27351	87-0445575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2275 Huntington Drive #278
San Marino, CA 91108
(Address of principal executive offices)

(626) 757-8885
(Registrant's telephone number, including area code)

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics

Effective May 6, 2008, American Dairy, Inc. (the “Company”) adopted an Amended and Restated Code of Business Conduct and Ethics for Directors, Officers and Employees of the Company and its affiliated entities in order to reflect certain changes that have occurred since its initial adoption (the “Code”). A copy of the Code is attached hereto.

Item 8.01 Other Information

Status of Quarterly Report on Form 10-Q for the quarter ended March 31, 2008

As previously reported, American Dairy, Inc. (“American Dairy” or the “Company”) engaged Grant Thornton, the Hong Kong member firm of Grant Thornton International (“Grant Thornton”), as its new independent registered public accountants in January of 2008. Grant Thornton is currently conducting an audit of the Company’s financial statements for the 2007 fiscal year (the “2007 Audit”) and a reaudit of the financial statements for the 2004, 2005 and 2006 fiscal years (the “Reaudits”).

Due to the ongoing Reaudits, the Company has not filed its Annual Report on Form 10-K for the 2007 fiscal year and will not be filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 within the time periods prescribed by the applicable rules and regulations of the U.S. Securities & Exchange Commission. The Company is working with Grant Thornton to ensure that its Annual Report on Form 10-K for the 2007 fiscal year and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 are filed as soon as possible following completion of the Reaudits and the 2007 Audit.

American Dairy proactively initiated the Reaudits in response to inquiries received from the Securities & Exchange Commission during the third quarter of 2007 related to the individuals and entities that provided accounting or certain advisory services to American Dairy, including its former independent registered public accountants, Murrell, Hall, McIntosh & Co. PLLP (“MHM”), and Henny Wee & Co (“HW”). In performing its audits of the Company’s year end financial statements, MHM relied on the audit field work of HW, an affiliated firm in Hong Kong. The Company dismissed MHM in December of 2007 and has filed a complaint in the United States District Court of the Western District of Oklahoma against MHM and HW. The complaint is seeking compensatory damages of no less than $10,000,000.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

14	Amended and Restated Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Dairy, Inc., a Utah corporation

Date: May 12, 2008	By:	/s/ Leng You Bin
Name: Leng You Bin
Title: Chief Executive Officer and President